UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2008
Asyst Technologies, Inc.
(Exact Name of Registrant, as Specified in Charter)

California	000-22430	94-2942251
(State or Other	(Commission File	(IRS Employer
Jurisdiction	Number)	Identification Number)
of Incorporation)

46897 Bayside Parkway,
Fremont,California		94538
(Address of Principal		(Zip Code)
Executive Offices)
Registrant’s telephone number, including area code: (510) 661-5000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 14, 2008, our Board of Directors approved amendments, effective that date, to Asyst’s amended and restated bylaws relating to the advance notice provisions for shareholder proposals in Section 8 of the bylaws, as follows:
•	The method of setting the advance deadline is clarified as follows: “To be timely, a shareholder’s notice for business to be properly brought before an annual meeting must be delivered to, or mailed and received at, the principal executive offices of the corporation not less than forty-five (45) calendar days before the first anniversary of the date of mailing the proxy statement set forth in the proxy statement for the prior year’s annual meeting of shareholders. However, in the event that no annual meeting was held in the prior year, or the date of the current year’s annual meeting will be more than thirty (30) days before or after the anniversary of the date of the prior year’s annual meeting, then to be timely a shareholder’s notice for business to be properly brought before an annual meeting must be so delivered, or mailed and received, a reasonable time before the solicitation is made.” This conforms to the June 22, 2008, deadline that was set forth in our 2007 annual meeting proxy statement as the deadline for shareholder proposals at the annual meeting in 2008 that are not intended to be included in the company’s proxy statement under SEC rules.

•	The sentence concerning inclusion of proposals in Asyst’s proxy statement now reads: “Notwithstanding the foregoing, in order to include information with respect to a shareholder proposal in the corporation’s proxy statement and form of proxy for a shareholder’s meeting, shareholders must provide notice earlier than the deadline stated above as required by the regulations promulgated under the 1934 Act and must otherwise comply with those regulations, and the proposal must be eligible for such inclusion within the meaning of those regulations.” The deadline stated in our 2007 annual meeting proxy statement for these proposals was April 8, 2008.

•	The following language is added to Section 8: “The term “business” shall include any nomination of directors and any other proposal by a shareholder or shareholders outside or different from the specific nominations or proposals recommended by the corporation’s directors in the corporation’s annual meeting proxy statement. The requirements of the foregoing notice provisions shall apply whether a shareholder seeks to include a proposal in the corporation’s proxy statement or form of proxy, files a separate proxy solicitation in contest with the corporation’s proxy statement, or in any other manner attempts to bring business before the annual meeting.”
The summary above is qualified by reference to Section 8 and other applicable provisions of our amended and restated bylaws, a copy of which is attached to this report as Exhibit 3.2.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits:
3.2	Amended and Restated Bylaws (as amended May 14, 2008)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASYST TECHNOLOGIES, INC.
Date: May 20, 2008	By:	/s/ Steve Debenham
Steve Debenham
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description
3.2	Amended and Restated Bylaws (as amended May 14, 2008)

4